UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

Washington Banking Company
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-24503 (Commission File Number)	91-1725825 (I.R.S. Employer Identification Number)

450 SW Bayshore Drive
Oak Harbor, WA 98277
(Address of principal executive offices) (Zip Code)

(360) 679-3121
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

(a)           On May 13, 2010, Washington Banking Company held its annual meeting of shareholders.

(b)           The following directors, who constitute the two nominees up for election at the annual meeting, were elected at the meeting by the votes indicated:

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Robert T. Severns	11,189,077	175,577	2,160,100
John L. Wagner	11,162,405	202,249	2,160,100

                At the annual meeting, shareholders approved each of the following matters (with the votes on each matter as set forth below):

MATTER	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Advisory vote on executive compensation.	12,420,119	388,382	714,708	1,515

Ratification of auditor appointment.	13,412,942	81,892	29,920	-

Shareholder proposal related to classified board	6,913,681	4,200,885	251,603	2,158,585

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Dated: May 19, 2010	By: /s/ Richard Shields Richard A. Shields EVP and Chief Financial Officer